UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2025
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)
(952) 368-4300
(Registrant’s telephone number, including area code)
 Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	LFCR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant.
Engagement of New Independent Registered Public Accounting Firm
On August 12, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Lifecore Biomedical (the “Company”) concluded its process to select the Company’s independent registered public accounting firm for the Company’s transition period beginning May 26, 2025 and ending December 31, 2025. Based on its review and evaluation, on August 12, 2025, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the transition period ending December 31, 2025.
During the fiscal years ended May 26, 2024 and May 25, 2025, and during the subsequent interim period through August 12, 2025, neither the Company nor anyone on its behalf consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Dismissal of Independent Registered Public Accounting Firm
On August 12, 2025, the Audit Committee approved the dismissal of BDO USA, P.C. (“BDO”), the Company’s current independent registered public accounting firm, and BDO was dismissed on that date.
BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended May 26, 2024 and May 25, 2025 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of BDO on the effectiveness of internal control over financial reporting as of May 26, 2024 and May 25, 2025 stated that the Company did not maintain, in all material respects, effective internal control over financial reporting based on the COSO criteria due to material weaknesses as of May 26, 2024 and May 25, 2025, respectively.
During the fiscal years ended May 26, 2024 and May 25, 2025, and during the subsequent interim period through August 12, 2025, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their report.
During the fiscal years ended May 26, 2024 and May 25, 2025, and during the subsequent interim period through August 12, 2025 there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than those previously disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2025, as set forth below:
As reported in our Annual Report on Form 10-K for the fiscal year ended May 26, 2024, we identified material weaknesses in our internal control over financial reporting that existed as of May 26, 2024 due to deficiencies that aggregated to material weaknesses relating to the following components of the COSO framework:
•Control Environment – maintaining a sufficient complement of personnel to timely support the Company’s internal control objectives and ensuring personnel conduct internal control related responsibilities;

•Risk Assessment – identification and assessment of risks and changes in the business model resulting from recent disposition activities that impacted the design of control activities, including the precision of management review controls, and the completeness of controls required to support the financial reporting framework;
•Information and Communication – design of controls to validate the completeness and accuracy of information used in the performance of control activities;
•Monitoring – as a result of the material weaknesses described above, the Company failed to design and implement certain monitoring activities that were responsive to timely identification and remediation of control deficiencies; and
•Control Activities – as a result of the material weaknesses in the COSO components identified above, the control activities were ineffective and represent a material weakness.
The material weaknesses identified above relate to matters such as the accounting for and classification of certain non-standard transactions, inventory valuation, the capitalization of interest on assets under construction, recording of development revenue and related cost of sales, the presentation of certain operating costs and expenses of continuing operations and discontinued operations, and the write off of other receivables of the Company’s former Curation Foods businesses.
Management concluded that, as of May 25, 2025, there continued to be deficiencies in the internal control over financial reporting that aggregated to material weaknesses relating to the COSO components of Information and Communication, Control Activities and Monitoring.
The Audit Committee discussed the weaknesses in the Company’s internal control over financial reporting with BDO and has authorized BDO to respond fully to inquiries of KPMG concerning such material weaknesses.
The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein.
A copy of BDO’s letter is filed as Exhibit 16 hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16	Letter from BDO USA, P.C. dated August 18, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 18, 2025

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer